Loss per share	12 Months Ended
Dec. 31, 2019
Earnings per share [abstract]
Loss per share

17. Loss per share

Net loss per common share represents net loss attributable to common shareholders divided by the weighted average number of common shares outstanding during the year.

For all the periods presented, diluted loss per share equals basic loss per share due to the anti-dilutive effect of warrants and share options. The outstanding number and type of securities that could potentially dilute basic net loss per share in the future but would have decreased the loss per share (anti-dilutive) for year ended December 31 presented are as follows:

	2019	2018
	#	#
Warrants	467,451	546,212
Share Options	1,454,943	485,159
	1,922,394	1,031,371